UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2007

EAGLE BROADBAND, INC.
(Exact name of registrant as specified in charter)

TEXAS	1-15649	76-0494995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 COURAGEOUS DRIVE LEAGUE CITY, TEXAS 77573
(Address of principal executive offices)

(281) 538-6000
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 19, 2007, the company completed the sale of its SatMAX division pursuant to an Asset Purchase Agreement entered into with Security Financing Services, Inc. (“SFS”).  Under the agreement, SFS purchased all of the company’s assets related to its SatMAX division for a purchase price of $100,000.  Other than with respect to this transaction, the company has not had any relationship with SFS.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Reference is made to the disclosures made under Item 1.01 of this Form 8-K for a description of the transaction under which the company disposed of a significant amount of its assets.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

10.3	Asset Purchase Agreement dated October 19, 2007, between Eagle Broadband, Inc. and Security Financing Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BROADBAND, INC.
(Registrant)

DATE: October 25, 2007	By:	/s/ BRIAN MORROW
Brian Morrow
Chief Operating Officer